SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only  (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                LOGIMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|     No fee required
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|_|      Fee paid previously with preliminary materials.
|_|      Check box if any part of the fee is offset as provided by Exchange  Act
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



                                LOGIMETRICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 15, 1997


     The Annual Meeting of Stockholders (the "Meeting") of LogiMetrics, Inc. (the "Company") will be held at the Plainview Plaza Hotel, 150 Sunnyside Boulevard, Plainview, New York 11803, on Tuesday, May 27, 1997 at 10:00 a.m., for the following purposes:

     1. To elect five directors;

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 35,000,000 to 100,000,000;

     3. To consider and act upon a proposal to adopt the LogiMetrics, Inc. 1997 Stock Compensation Program;

     4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors; and

     5. To transact such other business as may come before the Meeting, or any adjournments or postponements thereof.

     Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on April 30, 1997 will be entitled to vote at the Meeting.



                                      BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Russell J. Reardon

                                         Russell J. Reardon, Secretary


May 15, 1997



         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                                LOGIMETRICS, INC.
                              121-03 Dupont Street
                            Plainview, New York 11803

                ------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 27, 1997
                -------------------------------------------------


                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of LogiMetrics, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Plainview Plaza Hotel, 150 Sunnyside Boulevard, Plainview, New York 11803, on Tuesday, May 27, 1997 at 10:00 a.m., and at any adjournments or postponements thereof (the "Meeting"). A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

     This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about May 15, 1997. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" each of the Proposals described herein.

     The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At April 30, 1997 (the "Record Date"), the Company had outstanding 22,391,434 shares of common stock, par value $.01 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

     The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote, the proposal to increase the authorized number of shares of Common Stock requires the affirmative vote of a majority of the outstanding Common Stock, and the proposal to adopt the LogiMetrics 1997 Stock Compensation Program (the "Stock Compensation Program") and the proposal to ratify the appointment of auditors will each require the affirmative vote of a majority of the votes cast with respect to such proposals. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Pursuant to Delaware corporate law, abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present, except that such abstentions and broker non-votes will have the same effect as a vote "against" the proposed amendment to the Certificate of Incorporation. Charles S. Brand, the Company's Chairman and Chief Executive Officer, has advised the Board of Directors that he intends to vote the 19,247,800 shares of Common Stock owned by him (86.0% of the total shares outstanding as of the Record Date) at the Meeting in favor of each of the proposals referenced above. Accordingly, each of the proposals are expected to be adopted at the Meeting.

     Based upon information available to the Company, the following stockholders (excluding executive officers and directors) beneficially owned more than 5% of the Common Stock as of April 30, 1997.


                                                    AMOUNT AND NATURE
           NAME AND ADDRESS                          OF BENEFICIAL                        PERCENTAGE
        OF BENEFICIAL OWNER (1)                        OWNERSHIP                           OF CLASS

Stephen Feinberg                                      5,084,760(2)                          18.5%
450 Park Avenue
New York, NY 10022

Lawrence I. Schneider                                 1,191,537(3)                           5.1%
927 Fifth Avenue
New York, NY 10021


(1) Each shareholder possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares that the individual has the right to acquire within 60 days after April 30, 1997.

(2) Assumes: (i) the conversion by Cerberus Partners, L.P. ("Cerberus") of $1,500,000 in aggregate principal amount of the Company's 12% Senior Subordinated Debentures (the "Senior Subordinated Debentures") into an aggregate of 2,542,380 shares of Common Stock, and (ii) the exercise by Cerberus of Series C Warrants ("Series C Warrants") to purchase an aggregate of 2,542,380 shares of Common Stock. Mr. Feinberg is the General Partner of Cerberus Associates, L.P., the General Partner of Cerberus.

(3) Assumes: (i) the exercise of Series E Warrants (the "Series E Warrants") to purchase an aggregate of 291,667 shares of Common Stock; (ii) the exercise by Rilar Family Associates, L.P., a limited partnership controlled by Mr. Schneider, of Series B Warrants ("Series B Warrants") to purchase an aggregate of 380,000 shares of Common Stock; (iii) the exercise by Rita Schneider, the wife of Mr. Schneider, of Series D Warrants ("Series D Warrants") to purchase an aggregate of 94,340 shares of Common Stock; (iv) the exercise of Series F Warrants ("Series F Warrants") to purchase an aggregate of 331,190 shares of Common Stock; and (v) the conversion of one share of the Company's Series A 12% Cumulative Convertible Redeemable Preferred Stock (the "Preferred Stock") held by Rita Schneider into an aggregate of 94,340 shares of Common Stock.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        In accordance with the Company's Certificate of Incorporation and Bylaws, the number of directors of the Company has been set at five. Each person elected as a director will serve for a term expiring at the Annual Meeting in 1998, until their respective successors are elected and qualified, or until their earlier death, resignation or removal. All persons named herein as nominees for director have consented to serve, and it is not contemplated that any nominee will be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person.

        Set forth below for each nominee is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of April 30, 1997.

        Charles S. Brand, 56, Director since 1997. Chairman of the Board and Chief Executive Officer of the Company since April 1997. From February 1994 to April 1997, Mr. Brand was the President of mmTech, Inc. ("mmTech"), a manufacturer of wireless communication equipment, which was acquired by the Company in April 1997. Prior to founding mmTech, Mr. Brand was the founder and President of Trontech, Inc., a manufacturer of wireless equipment for the cellular and PCS markets. Mr. Brand has been involved in the development of local multi-point distribution systems and architecture for over ten years. Mr. Brand is the nephew of Dr. Frank A. Brand.

        Dr. Frank A. Brand, 72, Director since 1997. Since 1991, Dr. Brand has been a private investor and consultant. Prior to his retirement in 1991, Dr. Brand held several senior management positions with M/A-COM, Inc., a major manufacturer of telecommunications products and systems, including Chief Technical Officer, Chief Operating Officer and Acting Chief Executive Officer. Dr. Brand is a Life-Fellow of the Institute of Electrical and Electronic Engineers, a Fellow of Polytechnic University and a member of the Engineering Dean's Council at UCLA.

        Jean-Francois Carreras, 47, Director since 1997. Since October 1994, Mr. Carreras has been a partner in the Paris law firm of Sokolow, Dunaud, Mercadier and Carreras. From October 1994 to July 1995, Mr. Carreras was also a partner in the law firm of Arent, Fox, Kintner, Plotkin & Kahn. Prior thereto, until October 1994, Mr. Carreras was a partner in the law firm of Coudert Brothers. Mr. Carreras is a French citizen.

        Alfred Mendelsohn, 52, Director since 1982. Mr. Mendelsohn has served as President of Orbitrex International, Inc., a business management and consulting firm, since 1979 and as a director of Avery Communications, Inc., a telecommunications firm, since 1995. Mr. Mendelsohn is a Swiss citizen.

        Norman M. Phipps, 37, Director since 1996. President and Chief Operating Officer of the Company since April 1997. From May 1996 to April 1997, Mr. Phipps served as Chairman and Acting President of the Company. Mr. Phipps has served as a Principal of Phipps, Teman & Co. L.L.C. ("PTCO"), a private investment firm, since August 1993. From January 1991 to August 1993, Mr. Phipps was Managing General Partner of CP Capital Partners, a private investment firm. Mr. Phipps is a director of Avery Communications, Inc.

        Right to Designate Directors; Changes in Control

        In connection with the recapitalization of the Company (the "Recapitalization"), the Company and Cerberus entered into a Unit Purchase Agreement, dated as of March 7, 1996 (the "Unit Purchase Agreement"), pursuant to which the Company issued to Cerberus 30 Units (the "Units"), each Unit consisting of $50,000 in aggregate principal amount of the Senior Subordinated Debentures and a Series C Warrant to purchase 84,746 shares of Common Stock. Pursuant to the terms of the Unit Purchase Agreement, Cerberus currently has the right to require the Company to increase the size of the Board of Directors by one person and to designate a person to fill the vacancy created by such increase. Cerberus has not exercised its right to designate a director.

        To assist the Company in effecting the Recapitalization, the Company retained PTCO and SFM Group, Ltd. ("SFM"), of which Mr. Schneider and Mr. Mendelsohn were principals, pursuant to the terms of a Consulting Agreement, dated December 20, 1995 (the "Consulting Agreement"). Pursuant to the terms of the Consulting Agreement, among other things, Murray H. Feigenbaum, the former President of the Company, and Jerome Deutsch, the former Executive Vice President of the Company, granted irrevocable proxies to PTCO and SFM to vote the shares of Common Stock owned by them at that time on certain matters, including the election of directors (the "Voting Rights"). Under the terms of the Consulting Agreement, PTCO has the right to elect three directors and SFM has the right to elect two directors. Accordingly, since Mr. Feigenbaum and Mr. Deutsch owned more than 50% of the Common Stock then outstanding, PTCO and SFM were deemed to have acquired control of the Company at that time. Pursuant to the Consulting Agreement, Richard K. Laird, Mr. Phipps and Mr. Lawrence I. Schneider were designated as directors by PTCO and Mr. Henry N. Schneider was designated as a director by SFM. In connection with the acquisition of mmTech, PTCO and SFM irrevocably waived their rights under the Consulting Agreement to appoint directors and to exercise the Voting Rights. SFM is no longer in existence and Messrs. Schneider and Mendelsohn have succeeded to its rights under the Consulting Agreement and the proxy arrangements referenced above.

        Pursuant to the terms of the Agreement and Plan of Merger, dated December 18, 1996 (as amended, the "Merger Agreement"), among the Company, mmTech, a wholly owned subsidiary of the Company ("Merger Sub"), and Charles S. Brand, Merger Sub merged with and into mmTech (the "Merger") and mmTech became a wholly owned subsidiary of the Company. Pursuant to the Merger, each outstanding share of mmTech common stock was converted into 192,478 shares of Common Stock, resulting in the issuance of 19,247,800 shares of Common Stock to Mr. Brand. Upon consummation of the Merger, Mr. Brand became the Chairman and Chief Executive Officer of the Company and its largest stockholder. Accordingly, upon consummation of the Merger, Mr. Brand acquired control of the Company. At that time, Norman M. Phipps, previously the Chairman and Acting President of the Company, became the President and Chief Operating Officer of the Company. Following the Merger, the Company's Board of Directors was reconstituted to consist of Mr. Brand, Frank Brand, Jean-Francois Carreras, Alfred Mendelsohn and Mr. Phipps.


Resignation of Directors

        During 1996, Jerome Deutsch, Steven D. Feigenbaum and Mark Fisher resigned as directors in connection with the Recapitalization. Also during 1996, Murray H. Feigenbaum, Richard K. Laird, Henry N. Schneider and Lawrence I. Schneider resigned as directors of the Company.

        In connection with his resignation as Chairman, President and Chief Executive Officer of the Company in May 1996, Mr. Laird alleged that, among other things, prior management of the Company had caused the Company to materially overstate its revenues and earnings for the quarterly periods ended December 31, 1995 and March 31, 1996. The Board of Directors appointed a special audit committee to investigate the allegations made by Mr. Laird and retained special counsel to assist the committee in its investigation. In September 1996, the committee received a report from its special counsel concerning Mr. Laird's allegations. After careful review of the report, the committee determined that it was not appropriate for the Company to amend its previously filed financial statements. The Company also settled claims made by Mr. Laird pursuant to his employment agreement. See "Employment Agreements."


                         BOARD ORGANIZATION AND MEETINGS

        During the fiscal year ended June 30, 1996, the Board of Directors held eight meetings. During such fiscal year, each member of the Board of Directors attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. Currently there are three standing committees of the Board of Directors, each of which is described below.

        Audit Committee. The Audit Committee currently consists of Mr. Mendelsohn (Chairman), Dr. Frank Brand and Mr. Carreras. The Audit Committee makes recommendations to the Board of Directors with respect to the independent auditors of the Company's financial statements, reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations, reviews quarterly financial information and earnings releases prior to public dissemination, approves major accounting policies and changes thereto and periodically reviews the Company's principal internal accounting controls to assure that the Company maintains an appropriate system of financial control. During fiscal 1996, the Audit Committee met once.

        Compensation Committee. The Compensation Committee currently consists of Messrs. Carreras (Chairman) and Mendelsohn. The Compensation Committee periodically reviews and determines the amount and form of compensation and benefits payable to the Company's principal executive officers and certain other management personnel. The Compensation Committee also administers certain of the Company's employee benefit plans. During fiscal 1996, the Compensation Committee met once.

        Executive Committee. The Executive Committee currently consists of Mr. Charles Brand (Chairman), Dr. Frank Brand and Mr. Phipps. The Executive Committee exercises such authority as is delegated to it from time to time by the full Board of Directors. During fiscal 1996, the Executive Committee did not meet.

        The Company does not have a separate, standing nominating committee, but the functions of such a committee are performed by the Board of Directors. The Board of Directors will consider appropriate persons recommended by stockholders for election to the Board of Directors. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related Annual Meeting.


                            COMPENSATION OF DIRECTORS

        The Company currently does not regularly compensate directors for their service to the Company. However, directors are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Company. In May 1996, Lawrence I. Schneider was elected Chairman of the Executive Committee for a five-year term. As compensation, Mr. Schneider was paid $100,000 in June 1996. Mr. Schneider resigned as a director in November 1996.

        The Company expects to enter into an agreement with Dr. Frank Brand pursuant to which Dr. Brand would provide consulting services to the Company in exchange for a per diem payment in an amount to be determined.

        In the event that the Stock Compensation Program is adopted by the stockholders at the Meeting, outside directors will receive annual grants of options covering 5,000 shares of Common Stock. Such options will have a term of five years and will have exercise prices equal to the fair market value of the underlying shares of Common Stock on the date of grant. See "Proposal Three -- Approval of the LogiMetrics, Inc. 1997 Stock Compensation Program."

                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information as of April 30, 1997 with respect to beneficial ownership of the Common Stock by (i) each current director, (ii) each current executive officer named in the Summary Compensation Table below, and (iii) all current executive officers and directors as a group. The mailing address of each such person is c/o LogiMetrics, Inc., 121-03 Dupont Street, Plainview, New York 11803. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


                                                   Amount and Nature
           Name and Address of                     of Beneficial                                Percent of
           Beneficial Owner                        Ownership (1)                                Class

           Charles S. Brand                        19,367,800(2)                                86.0%

           Frank A. Brand                          --                                             *

           Jean-Francois Carreras                  32,500(3)                                      *

           Alfred Mendelsohn                       421,250(4)                                    1.8

           Norman M. Phipps                        435,618(5)                                    1.9

           All Executive Officers                  20,842,907(2),(3),(4),(5),(6)                87.0
           and Directors as a
           group (7 persons)

-------
*        Less than 1%

(1) Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares that the individual has the right to acquire within 60 days after April 30, 1997.

(2) Assumes (i) the exercise of Amended and Restated Series A Warrants to purchase an aggregate of 40,000 shares of Common Stock, and (ii) the conversion of $20,000 in aggregate principal amount of the Company's Amended and Restated 12% Subordinated Debentures into an aggregate of 80,000 shares of Common Stock.

(3) Assumes the exercise of (i) Series E Warrants to purchase an aggregate of 20,000 shares of Common Stock, and (ii) Series F Warrants to purchase an aggregate of 12,500 shares of Common Stock.

(4) Assumes the exercise of (i) Series B Warrants to purchase an aggregate of 290,000 shares of Common Stock, and (ii) Series F Warrants to purchase an aggregate of 100,000 shares of Common Stock. Also includes 30,000 shares held by a corporation owned by Mr. Mendelsohn.

(5) Assumes (i) the exercise of Series D Warrants to purchase an aggregate of 23,585 shares of Common Stock, (ii) the exercise of Series E Warrants to purchase an aggregate of 253,542 shares of Common Stock, (iii) the exercise of Series F Warrants to purchase an aggregate of 134,906 shares of Common Stock, and (iv) the conversion of 1/4 share of Preferred Stock into an aggregate of 23,585 shares of Common Stock.

(6) Assumes: (i) the exercise of options to purchase an aggregate of 250,000 shares of Common Stock, (ii) the conversion of 1/4 share of Preferred Stock into an aggregate of 23,585 shares of Common Stock, (iii) the exercise of Series D Warrants to purchase an aggregate of 23,585 shares of Common Stock, (iv) the exercise of Series E Warrants to purchase an aggregate of 200,125 shares of Common Stock, and (v) the exercise of Series F Warrants to purchase an aggregate of 88,444 shares of Common Stock.

                             EXECUTIVE COMPENSATION

        The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994 to its Chief Executive Officer and each of the Company's four other most highly paid executive officers whose compensation exceeded $100,000.



                                                   Annual Compensation                 Long-Term
                                       --------------------------------------------
                                                                       Other          Compensation          All
         Name and             Fiscal                                  Annual         Awards/Options        Other
    Principal Position         Year      Salary       Bonus        Compensation     (No. of Shares)    Compensation

Richard K. Laird (A)         1996       $28,300    $200,000(B)           -            225,000(C)
Former Chairman of the       1995          -            -                -                 -
Board, President & CEO       1994          -            -                -

Norman M. Phipps             1996          -            -                -                 -
Chairman of the Board        1995          -            -                -                 -
Acting President and         1994          -            -                -                 -
Acting Principal
Executive Officer

Murray H. Feigenbaum(D)      1996      $145,900         -                -                 -          $19,096(E)
Former Executive             1995       132,700      $22,682             -                 -
Vice President and           1994       122,500       10,190             -                 -
Director

-------------------

(A) Mr. Laird resigned on May 30, 1996. See "Resignation of Directors" and "Employment Agreements."

(B)    Received in the form of a signing bonus.

(C) Options to purchase 1,000,000 shares of Common Stock were granted on March 7, 1996, at exercise prices ranging from $.40 per share to $4.00 per share. Pursuant to the Settlement Agreement, Mr. Laird forfeited all but 225,000 of the 1,000,000 options originally granted to him. The remaining options to purchase 225,000 shares of Common Stock have an exercise price of $.40 per share. See "Resignation of Directors" and "Employment Agreements."

(D) Mr. Feigenbaum resigned as a director and retired from employment on June 13, 1996. See "Resignation of Directors."

(E)    Includes  payment  by  the  Company  for  medical   insurance   ($4,893),
       disability insurance ($5,225), legal fees ($2,500) and life insurance ($6,478).

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table reflects the stock option grants made to the Company's named executive officers during the fiscal year ended June 30, 1996. The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during this period.

                                   Number of            % of Total
                                  Securities           Options/SARs
                                  Underlying            Granted to           Exercise or
                                 Options/SARs          Employees in          Base Price            Expiration
           Name                   Granted (#)           Fiscal Year           ($/Share)               Date

Richard K. Laird                  225,000(A)               47.4%                $.40                9/14/99

Norman M. Phipps                       0                   0.0%                  ---                  ---

Murray H. Feigenbaum                   0                   0.0%                  ---                  ---


(A) Adjusted to give effect to the terms of the Settlement Agreement. See "Resignation of Directors" and "Employment Agreements."

        In connection with his employment as the Company's Senior Vice President of Finance and Administration, Russell J. Reardon was granted options covering 250,000 shares of Common Stock as of May 1, 1996. The options granted to Mr. Reardon vested immediately and have an exercise price of $.50 per share, equal to the fair market value of the underlying shares of Common Stock on the date of grant.


                          FISCAL YEAR-END OPTION VALUES

        The table below sets forth information regarding unexercised options held by the Company's named executive officers as of June 30, 1996.


                                                Number of Securities
                                            Underlying Unexercised Options                   Value of Unexercised
                                                 at Fiscal Year End                       In-The-Money Options at
                                           (#) Exercisable/Unexercisable                  Fiscal Year End ($) (1)
                                            -----------------------------                  -----------------------

Richard K. Laird                                      225,000/0                                $303,750/0
Norman M. Phipps                                         0/0                                      0/0
Murray H. Feigenbaum                                  100,000/0                                $165,000/0

(1) Based on a closing bid price of $1.75 per share for the Common Stock on June 30, 1996.

Employment Agreements

        In connection with the Merger, Mr. Charles Brand and Mr. Phipps entered into five-year employment agreements with the Company. Pursuant to such agreements, Mr. Brand will receive an annual base salary of $200,000 and Mr. Phipps will receive an annual base salary of $150,000, subject to periodic increases at the discretion of the Board of Directors. Mr. Brand and Mr. Phipps will be entitled to participate in all compensation and employee benefit plans, including such bonuses as may be authorized by the Board of Directors from time to time. The Company also agreed to provide and maintain a $1,000,000 term-life insurance policy for the benefit of each of Mr. Brand and Mr. Phipps. In the event of the termination of employment by the Company (other than upon death, permanent disability or a "termination for cause"), each of Mr. Brand and Mr. Phipps would be entitled to receive his then-current base salary for a period equal to the greater of (i) the remainder of the term of his employment agreement, or (ii) twelve months from the effective date of termination.

        In connection with his appointment as Chairman, President and Chief Executive Officer, in March 1996 the Company entered into an employment agreement with Richard K. Laird (the "Laird Employment Agreement") for a term expiring on June 30, 2000. Pursuant to the Laird Employment Agreement, Mr. Laird received an annual base salary of $150,000, subject to periodic increases at the discretion of the Board of Directors, and a one-time bonus of $200,000 upon commencement of his employment. Under the Laird Employment Agreement, Mr. Laird was entitled to receive a bonus at least equal to his then-current base salary in the event that the Company's performance met or exceeded certain agreed-upon performance targets. Pursuant to the Laird Employment Agreement, Mr. Laird received options to acquire up to 1,000,000 shares of Common Stock at exercise prices ranging between $.40 and $4.00, subject to a five-year vesting schedule. The Laird Employment Agreement also provided that the Company would lend Mr. Laird amounts payable by him upon the exercise of such options without interest. Any such loan was repayable on the earliest of (i) five years from the date of the loan, (ii) the sale by Mr. Laird of the underlying Common Stock, and (iii) at certain specified times following the termination of his employment. Mr. Laird was also entitled to participate in all compensation and employee benefit plans maintained by the Company. Pursuant to the Laird Employment Agreement, the Company agreed to provide Mr. Laird with a car and to maintain a $2,000,000 term-life insurance policy for his benefit. In the event that Mr. Laird's employment was terminated by the Company, other than as a result of his death, permanent disability or for "Good Cause", or that Mr. Laird terminated his employment for "Good Reason," Mr. Laird was entitled to a severance payment of $750,000, payable in 12 equal monthly installments and to the continuation of certain benefits. Mr. Laird was also entitled to similar severance benefits if he terminated his employment with the Company for any reason up to one year following a "Change in Control" of the Company.

        In his resignation letter to the Company, Mr. Laird asserted that his resignation constituted a termination of his employment for "Good Reason" pursuant to the terms of the Laird Employment Agreement, entitling him to the severance benefits summarized above. In September 1996, Mr. Laird and the Company entered into a Settlement Agreement (the "Settlement Agreement") pursuant to which, among other things, Mr. Laird and the Company settled any claims or disputes that may have arisen out of Mr. Laird's relationship with the Company or the termination thereof, including any claims Mr. Laird may have had under the Laird Employment Agreement. Pursuant to the terms of the Settlement Agreement, Mr. Laird forfeited all but 225,000 of the 1,000,000 options granted to him pursuant to the Laird Employment Agreement. The remaining options have an exercise price of $.40 per share. The Company did not make any cash payments to Mr. Laird under the Settlement Agreement.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that the following directors, officers, and beneficial owners failed to file on a timely basis, reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, during the fiscal year ended June 30, 1996 or prior fiscal years. All violations relating to Messrs. Mendelsohn, Phipps, Reardon and Teman and to PTCO have been cured as of the date hereof.



                                           Date of Event
Reporting                                  Requiring
Person                  Form               Filing of Form           Transaction(s)

PTCO                    Form 3             March 7, 1996            Acquisition of (i) l/2 share of
                                                                    Preferred Stock convertible into
                                                                    47,170 shares of Common Stock;
                                                                    (ii) Series D Warrant to purchase
                                                                    47,170 shares of Common Stock;
                                                                    (iii) Series E Warrants to
                                                                    purchase 708,333 shares of Common
                                                                    Stock.

                        Form 4             April 9, 1996            Distribution of (i) 1/2 share of
                                                                    Preferred Stock convertible into
                                                                    47,170 shares of Common Stock;
                                                                    (ii) Series D Warrant to purchase
                                                                    47,170 shares of Common Stock;
                                                                    (iii) Series E warrants to
                                                                    purchase 708,333 shares of Common
                                                                    Stock.

                        Form 4             May 1, 1996              Acquisition of 235,850 Series F
                                                                    Warrants.

Norman M.               Form 3             March 7, 1996            Elected director.
Phipps
                                                                    Beneficial ownership of
                                                                    the following securities
                                                                    owned by PTCO: (i) Series D
                                                                    Warrants to purchase
                                                                    23,585 shares of Common
                                                                    Stock;  (ii) Series E
                                                                    Warrants  to purchase
                                                                    296,042 shares of Common
                                                                    Stock;   and (iii) 1/4
                                                                    share of Preferred Stock
                                                                    convertible into 23,585
                                                                    shares of Common Stock.

                        Form 4             April 9, 1996            Change in form of beneficial
                                                                    ownership (direct acquisition of
                                                                    securities formerly owned by PTCO).

                        Form 4             May 1, 1996              Acquisition of Series F Warrants
                                                                    to purchase 147,406 shares of
                                                                    Common Stock held by PTCO.

Alfred                  Form 3             June 18, 1982            Elected director.
Mendelsohn

                        Form 4             January 21, 1983         Grant of options to acquire 5,000
                                                                    shares of Common Stock.

                        Form 4             June 12, 1984            Exercise of options to acquire
                                                                    5,000 shares of Common Stock.


                                           Date of Event
Reporting                                  Requiring
Person                  Form               Filing of Form           Transaction(s)

                        Form 3             March 31, 1986           Elected director.

                                                                    Direct ownership of 5,000
                                                                    shares of Common Stock and
                                                                    beneficial ownership of 24,000
                                                                    shares of Common Stock held by
                                                                    Orbitrex International, Inc.

                        Form 4             June 29, 1992            Acquisition of 20,000 shares of
                                                                    Common Stock.

                        Form 3             August 31, 1995          Elected director.

                                                                    Beneficial Ownnership of Series
                                                                    B Warrants  to purchase 290,000
                                                                    shares of Common Stock held
                                                                    by SFM; beneficial ownership of
                                                                    30,000 shares of Common Stock
                                                                    held by Orbitrex International,
                                                                    Inc. and direct ownership of
                                                                    26,250 shares of  Common Stock.

                        Form 4             March 7, 1996            Change in form of beneficial ownership
                                                                    (direct acquisition of Series B Warrants
                                                                    formally owned by SFM)

                        Form 4             May 1, 1996              Acquisition of Series F Warrants to
                                                                    purchase 100,000 shares of Common
                                                                    Stock.

Richard K.              Form 3             March 7, 1996            Elected director.
Laird
                                                                    Ownership of Series D Warrants
                                                                    to purchase 94,340 shares of
                                                                    Common Stock.

                                                                    Ownership of Preferred Stock
                                                                    convertible into 94,340 Shares
                                                                    of Common Stock.

                                                                    Options   to purchase 1,000,000
                                                                    shares of Common Stock.

                        Form 4             September 14, 1996       Options to purchase 1,000,000
                                                                    shares of Common Stock were
                                                                    reduced to options to purchase
                                                                    225,000 shares of Common Stock.

Mark B. Fisher          Form 3             August 31, 1995          Ownership of Series B Warrants to


                                           Date of Event
Reporting                                  Requiring
Person                  Form               Filing of Form           Transaction(s)

                                                                    purchase 520,000 shares of Common
                                                                    Stock from SFM.

                                                                    Ownership of Series A Warrants  to
                                                                    purchase 60,000 shares of Common
                                                                    Stock.

                                                                    Ownership of 1-1/2 Subordinated
                                                                    Debentures convertible into
                                                                    120,000 shares of Common
                                                                    Stock.

Wade Teman              Form 3             May 30, 1996             Appointed Senior Vice President.

                                                                    Ownership of the following Securities:
                                                                    (i) Series D Warrants  to purchase 23,585
                                                                    shares of Common Stock;  (ii) Series E
                                                                    Warrants  to purchase 200,125 Share
                                                                    of Common Stock; and (iii) 1/4 share of
                                                                    Preferred Stock convertible into  23,585
                                                                    shares of Common Stock.

                                                                    Acquisition of  Series F Warrants  to
                                                                    purchase 88,444 shares of Common Stock
                                                                    held by PTCO.

Russell J.              Form 3             April 1, 1996            Appointed Chief Financial Reardon Officer.

                        Form 4             May 1, 1996              Acquisition of options to purchase 250,000
                                                                    shares of Common Stock.

Henry N.                Form 3             March 7, 1996            Elected director.
Schneider
                                                                    Ownership of Series D Warrants  to
                                                                    purchase 94,340 shares of Common
                                                                    Stock.

                                                                    Ownership of 1 share  of Preferred
                                                                    Stock convertible into  94,340 shares
                                                                    of Common Stock.

                        Form 4             April 9, 1996            Acquisition of Series E Warrants
                                                                    to purchase 133,333 shares of
                                                                    Common Stock from PTCO.

Lawrence I.             Form 3             July 14, 1995            Beneficial owner of Series B
Schneider                                                           Warrants to purchase 380,000
                                                                    shares of Common Stock owned
                                                                    by Rilar Family Associates,
                                                                    L.P.  Direct ownership of
                                                                    Series B Warrants to purchase
                                                                    200,000 shares of Common Stock
                                                                    from SFM.


                                           Date of Event
Reporting                                  Requiring
Person                  Form               Filing of Form           Transaction(s)

                        Form 4             July 14, 1995            Distribution of Series B Warrants
                                                                    to purchase 200,000 shares of
                                                                    Common Stock.

                        Form 4             March 7, 1996            Acquired ownership of Series E
                                                                    Warrants to purchase 291,667
                                                                    shares of Common Stock.

                                                                    Beneficial ownership of Series
                                                                    D Warrants  to purchase 94,340
                                                                    shares of Common Stock owned by
                                                                    his wife, Rita Schneider.

                                                                    Beneficial ownership of 1 share of
                                                                    Preferred Stock convertible into
                                                                    94,340 shares of Common Stock
                                                                    owned by his wife, Rita Schneider.

                        Form 4             May 1, 1996              Acquired Series F Warrants to
                                                                    purchase 331,190 shares of Common
                                                                    Stock.

SFM                     Form 3             July 14, 1995            Acquired Series B Warrants to
                                                                    purchase 1,500,000 shares of
                                                                    Common Stock.

                        Form 4             July 14, 1995            Distribution of 1,500,000 Series
                                                                    B Warrants.

Rilar Family            Form 3             July 14, 1995            Acquisition of Series B Warrants
Associates                                                          to purchase 380,000 shares of
L.P.                                                                Common Stock from SFM.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Company's Compensation Committee is currently comprised of Messrs. Carreras and Mendelsohn. None of such persons is or has been an officer or employee of the Company. At present, no executive officer of the Company and no member of its Compensation Committee is a director or compensation committee member of any other business entity which has an executive officer that sits on the Company's Board of Directors or Compensation Committee.


                              CERTAIN TRANSACTIONS

          In July 1995, the Company sold to SFM Series B Warrants to purchase 1,500,000 shares of Common Stock, at a price of $.02 per share, for services rendered in obtaining bridge financing for the Company.

         In December 1995, the Company entered into the Consulting Agreement with SFM and PTCO for services to be rendered in the Recapitalization. SFM and PTCO were granted Series E Warrants to purchase a total of 1,000,000 shares of Common Stock at $.50 and were subsequently paid fees of $87,500 and $216,377, respectively, when the financing was provided in March 1996. Alfred Mendelsohn and Lawrence I. Schneider were the principals of SFM and have succeeded to SFM's rights under the Consulting Agreement.

     Pursuant to the terms of the Consulting Agreement, Messrs. Murray H. Feigenbaum and Jerome Deutsch gave irrevocable proxies to SFM and PTCO to vote their shares in respect of the election of five members of the Board of Directors of the Company and mergers, acquisitions and sales of all or substantially all of the Company's assets (the "Voting Rights"). Pursuant to the proxies, SFM has the right to elect two directors and PTCO has the right to elect three directors. Because prior to the Merger Messrs. Feigenbaum and Deutsch together owned more than fifty percent (50%) of the issued and outstanding shares of Common Stock of the Company, the proxies effectively transferred control of the Company to SFM and PTCO. In connection with the acquisition of mmTech, PTCO and SFM irrevocably waived their rights under the Consulting Agreement to appoint directors and to exercise the Voting Rights. SFM is no longer in existence and Messrs. Schneider and Mendelsohn have succeeded to its rights under the proxy arrangements referenced above.

     In March 1996, former Directors of the Company, Murray H. Feigenbaum and Jerome Deutsch, were each paid $30,000 plus accrued interest in repayment of loans made to the Company.

     In April 1996, the Company entered into a consulting agreement with PTCO to provide investment banking services to the Company. The agreement included a $5,000 monthly retainer and reimbursement of expenses. The agreement expired in October of 1996 and has not been renewed.

     During the fiscal year ended June 30, 1996, the Company paid Orbitrex International, Inc., whose President is Alfred Mendelsohn, a director of the Company, $71,000 for business development services provided to the Company. Additionally, the Company granted Alfred Mendelsohn Series F warrants to purchase 100,000 shares of Common Stock at $.50 per share.

     During the fiscal year ended June 30, 1996, the Company paid $2,500 each for the personal legal expenses of former directors Murray H. Feigenbaum and Jerome Deutsch.

     Certain holders of the Company's securities, including directors, officers and beneficial owners of more than 5% of the Common Stock are entitled to certain registration rights with respect to securities of the Company held by them. Cerberus also has the right to appoint a director of the Company. See "Right to Designate Directors; Changes in Control."

     For a description of the terms of the Merger Agreement with Mr. Brand, see "Right to Designate Directors; Changes in Control."



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES DESCRIBED ABOVE.

                                  PROPOSAL TWO

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


     The Board of Directors believes that it is advisable to amend Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 100,000,000 shares. Accordingly, in April 1997, the Board of Directors adopted a resolution approving an amendment to the first paragraph of Article FOURTH of the Company's Certificate of Incorporation and directing that the amendment be presented to the stockholders at the Meeting for their approval. Such amendment would change only the number of authorized shares of Common Stock. If approved by the stockholders, the first paragraph of Article FOURTH would read in its entirety as follows:

         FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred Million Two Hundred (100,000,200) shares, of which One Hundred Million (100,000,000) shares are designated as Common Stock, $.01 par value per share, and Two Hundred (200) shares are designated as Preferred Stock, $.01 par value per share.

     As of the close of business on April 30, 1997, of the 35,000,000 shares of Common Stock presently authorized by the Certificate of Incorporation, 22,391,434 shares were issued and outstanding, 16,104,180 shares were reserved for issuance upon the exercise or conversion of outstanding securities of the Company, and 4,000,000 were reserved for issuance under the Employee Stock Compensation Program (assuming approval thereof by the stockholders at the Meeting). Accordingly, if all of the reserved shares were issued, the outstanding shares of Common Stock would exceed the number presently authorized.

     The Board of Directors has concluded that the Company's authorized Common Stock should be increased, not only to meet the Company's present contractual commitments to reserve sufficient authorized but unissued shares of Common Stock for issuance, but also to allow the Company to react quickly to market changes and opportunities. Although the Company has no present agreements or commitments to issue additional shares of Common Stock (except pursuant to the terms of the Company's outstanding securities, as described above), an increase in the number of authorized shares of Common Stock would provide the Company the necessary flexibility to pursue potential financing, acquisition and merger opportunities, and other potential corporate opportunities, without incurring the expense and delay of holding a special stockholders meeting to authorize the issuance of additional shares of Common Stock. If the proposed amendment is approved by stockholders, no further action or authorization by the Company's stockholders would be necessary prior to the issuance of additional shares, except as may be provided by applicable law, regulatory agencies or by the rules of any stock exchange or national securities association on which the Company's securities may then be listed or included for trading.

     The additional shares which would be authorized for issuance if the proposed amendment is approved by the stockholders would be identical to the shares of Common Stock now authorized and outstanding. The Company's Common Stock has no conversion, pre-emptive or other subscription rights and is not redeemable.

     The proposed increase in the number of authorized shares of Common Stock is not intended to prevent or impede a change in control of the Company. Further, the Company is not aware of any current effort to acquire control of the Company. However, the issuance of additional shares of Common Stock could be used to inhibit, or make more costly, an attempt to acquire control of the Company. For instance, the issuance of additional shares of Common Stock could have the effect of diluting earnings and book value per share, and could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company, including upon issuance under a stockholder rights plan or "poison pill." In addition, shares could be sold to purchasers who might oppose a specific attempt to gain control of the Company.

     If the proposed amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the provisions of the Delaware General Corporation Law.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.


                                 PROPOSAL THREE

      APPROVAL OF THE LOGIMETRICS, INC. EMPLOYEE STOCK COMPENSATION PROGRAM


     In April 1997, the Board of Directors adopted, subject to stockholder approval, the Stock Compensation Program in order to promote the interests of the Company, its direct and indirect present and future subsidiaries and its stockholders by providing eligible persons with the opportunity to acquire a proprietary interest, or to increase their proprietary interest, in the Company as an incentive to remain in the service of the Company. At the Meeting, the stockholders will be asked to consider and vote on the adoption of the Stock Compensation Program. The following is a description of certain of the terms and conditions of the Stock Compensation Program. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Compensation Program attached hereto as Annex A.

     The Stock Compensation Program authorizes the granting of incentive stock options, non-qualified supplementary options, stock appreciation rights, performance shares and stock bonus awards to employees and consultants of the Company and its subsidiaries (approximately 75 in total), including those employees serving as officers or directors of the Company (the "Employee Plans"). The Stock Compensation Program also authorizes automatic option grants to directors who are not otherwise employed by the Company (the "Independent Director Plan"). 4,000,000 shares of Common Stock will be reserved for issuance in connection with the Stock Compensation Program of which up to 3,850,000 shares may be issued under the Employee Plans and up to 150,000 shares may be issued under the Independent Director Plan. In the event that an option or award granted under the Stock Compensation Program expires, is terminated or forfeited or certain performance objectives with respect thereto are not met prior to exercise or vesting, then the number of shares of Common Stock covered thereby will again become eligible for grant under the Stock Compensation Program. The Company will receive no consideration for grants of options or awards under the Stock Compensation Program.

     The Stock Compensation Program will be administered by the Compensation Committee (the "Administrator") which is comprised of directors who are "non-employee directors" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so long as the Stock Compensation Program continues to be governed by the provisions of such Rule. Subject to applicable law and the terms of the Stock Compensation Program, the Administrator will have the authority to grant options and awards under the Stock Compensation Program, including to determine the terms and conditions of each individual grant, to interpret and administer the provisions of the Stock Compensation Program, to adopt, amend and rescind rules and regulations pertaining to the administration of the Stock Compensation Program and to make all determinations relative thereto. Notwithstanding the foregoing, the Independent Director Plan has been designed to be "self-executing" in that options are granted automatically every year. Further, the Administrator will have only certain limited responsibilities under the Independent Director Plan.

     Options and awards granted under the Stock Compensation Program may have an exercise or payment price as established by the Administrator; provided that the exercise price of incentive stock options granted under the Employee Plans may not be less than the fair market value of the underlying shares on the date of grant. Options granted under the Independent Director Plan must have an exercise price equal to the fair market value of the underlying shares on the date of grant. Upon exercise or payment of an option or award under the Stock
Compensation Program, the participant will be required to provide the payment price in full, in cash or in shares of the Company's securities valued at fair market value on the date of the exercise of the option or award. The Stock Compensation Program does provide for the "cashless exercise" of options granted thereunder pursuant to which recipients of options may use the proceeds from the sale of shares of Common Stock received upon the exercise of options to pay the exercise price therefor. In connection with any exercise of options or awards, the Company will have the right to collect or withhold from any payments under the Stock Compensation Program all taxes required to be withheld under applicable law.

     Unless otherwise provided at the date of grant, no option or award may vest within one year of the date of grant and no option or award may be exercised more than ten years from the date of grant. Options granted under the Independent Director Plan will vest one year following the date of grant and will expire if not exercised on or before the fifth anniversary thereof. Unless otherwise specified by the Administrator, options and awards (other than pursuant to the Independent Director Plan) will vest in four equal installments on the first, second, third and fourth anniversaries of the date of grant. The Administrator may accelerate the vesting of any option or award granted under the Stock Compensation Program, including upon the occurrence of a "Change in Control Event" (as defined in the Stock Compensation Program). Options granted under the Independent Director Plan will automatically vest upon the occurrence of a "Change in Control Event."

     Options and awards granted under the Stock Compensation Program will be nontransferable, except by will or by the laws of descent and distribution. However, the Administrator may permit the recipient of a non-incentive stock option granted under the Employee Plans and options granted under the Independent Director Plan to transfer the option to a family member or a trust created for the benefit of family members. During the lifetime of a participant, an option may be exercised only by the participant or a permitted transferee. In the event that a participant's employment or service terminates as a result of death, all vested awards will be paid to the participant's estate by the Company and the participant's estate or any permitted transferee will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or one year from the date of death. If the participant's employment or service terminates as a result of retirement or a "disability" (as set forth in the Stock Compensation Program), all vested awards will be paid to the participant by the Company and the participant or any permitted transferee will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or one year from the date of termination. If the participant's employment or service terminates for cause, all options and awards will automatically expire upon termination. If the participant's employment or service terminates other than as a result of death, disability, retirement or termination for cause, the participant will have the right to collect on vested awards immediately and the participant or any permitted transferee will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or awards or thirty days from the date of termination, subject to extension at the discretion of the Administrator, or three months from the date of termination in the case of options granted pursuant to the Independent Director Plan. In all cases, any unvested options or awards will terminate as of the date of termination of employment or service.

     The Administrator may amend or revise the terms of the Stock Compensation Program from time to time; however no such amendment or revision may alter or impair an option or award without the consent of the holder thereof and no amendment may be made without stockholder approval if such approval is required pursuant to applicable law. The Stock Compensation Program will terminate on April 30, 2007, unless earlier terminated by the Board of Directors. No options or awards may be granted under the Stock Compensation Program after its termination; however, termination of the Stock Compensation Program will not affect the status of any option or award outstanding on the date of termination.

     Subject to certain exceptions not discussed herein, neither the Company nor the participant will recognize taxable income or loss upon the grant of non-qualified supplementary options, stock appreciation rights or performance shares, or upon the issuance of any stock bonuses under the Stock Compensation Program. In general, the participant will recognize ordinary income upon exercise of a non-qualified supplementary option or stock appreciation right, payment of performance shares, or lapse of forfeiture restrictions on any stock bonus. The amount of income recognized generally will equal the difference between (i) the fair market value of the underlying shares of Common Stock on the date of the exercise or payment plus the amount of cash and other consideration, if any, received by the participant and (ii) the exercise or payment price, if any. The Company generally will receive a corresponding tax deduction equal to the amount includable in the participant's income.

     In addition, neither the Company nor the participant will recognize taxable income or loss upon the grant or exercise of incentive stock options, although there may be alternative minimum tax consequences to the participant upon exercise. Upon subsequent disposition of the shares of Common Stock covered by incentive stock options, the participant generally will recognize either capital gain or loss or ordinary income, depending on whether certain holding period requirements are satisfied. The Company generally will be entitled to a tax deduction if the participant recognizes ordinary income.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE.

                                  PROPOSAL FOUR

                            RATIFICATION OF AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending June 30, 1997. Deloitte & Touche LLP served as the Company's independent accountants for the fiscal year ended June 30, 1996. Although the appointment of independent public accountants is not required to be approved by stockholders, the Board of Directors believes stockholders should participate in the selection of the Company's independent public accountants. Accordingly, the stockholders will be asked at the Meeting to ratify the Board's appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending June 30, 1997. Representatives of Deloitte & Touche LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FOUR.

                              STOCKHOLDER PROPOSALS

     Any proposal intended to be presented by a stockholder at the 1998 Annual Meeting of Stockholders must be received by the Company at the address specified below a reasonable period of time prior to the mailing of the Proxy Statement for the 1998 Annual Meeting to be considered for inclusion in therein. Any proposal should be addressed to Secretary, LogiMetrics, Inc., 121-03 Dupont Street, Plainview, New York 11803 and should be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                             By Order of the Board of Directors

                             /s/ Russell J. Reardon

                             Russell J. Reardon, Secretary

May 15, 1997


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                                                   ANNEX A


                                LOGIMETRICS, INC.

                         1997 STOCK COMPENSATION PROGRAM


          A. Purposes. This LogiMetrics, Inc. 1997 Stock Compensation Program (the "Program") is intended to promote the interests of LogiMetrics, Inc. (the "Company"), its direct and indirect present and future subsidiaries (the "Subsidiaries"), and its stockholders, by providing eligible persons with the opportunity to acquire a proprietary interest, or to increase their proprietary interest, in the Company as an incentive to remain in the service of the Company.

          B. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of six parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental Plan"), the Stock Appreciation Rights Plan ("SAR Plan"), the Performance Share Plan ("Performance Share Plan"), the Stock Bonus Plan ("Stock Bonus Plan") and the Independent Director Plan (the "Independent Director Plan"). Copies of the Incentive Plan, Supplemental Plan, SAR Plan, Performance Share Plan, Stock Bonus Plan and Independent Director Plan are attached hereto as Parts I, II, III, IV, V, and VI, respectively, and are collectively referred to herein as the "Plans." The grant of an option, stock appreciation right, performance share, or stock bonus under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right, performance share, or stock bonus under any of the other Plans.

          C. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below under the heading "General Provisions of Stock Compensation Program."

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

          Article 1. Administration. The Program shall be administered by the Board of Directors of the Company (the "Board of Directors") or any duly created committee appointed by the Board of Directors and charged with administration of the Program. The Board of Directors, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator." Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right, performance share, or stock bonus granted thereunder. Notwithstanding any other provision of the Program, administration of the Independent Director Plan, set forth as Part VI of this Program, shall be self-executing in accordance with the terms of the Independent Director Plan, and no Program Administrator shall exercise any discretionary functions with respect to option grants made under such Independent Director Plan.

          Article 2. Authority of Program Administrator. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Program; (d) to determine to whom options, stock appreciation rights, performance shares, and stock bonuses shall be granted under the Program; (e) to determine the time or times at which options, stock appreciation rights, performance shares, or stock bonuses shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option or stock appreciation right under the Program and the number of shares to be awarded as performance shares or stock bonuses under the Program, as well as the option price and the duration of each option, stock appreciation right, performance share and stock bonus, and any other terms and conditions of options, stock appreciation rights, performance shares, and stock bonuses; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs, and beneficiaries.

          Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), available pursuant to the Program, subject to adjustment as provided in Article 6 hereof, shall be 4,000,000 shares of Common Stock. Up to 3,850,000 of such shares may be issued under any Plan that is part of the Program other than the Independent Director Plan. Up to 150,000 shares may be issued under the Independent Director Plan. If any of the options or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period, or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program. If any stock provided to a recipient as a stock bonus is forfeited, the shares of Common Stock so forfeited shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of newly issued shares or treasury shares.

          Article 4. Eligibility and Participation. All employees of the Company and the Subsidiaries, whether or not officers or directors of the Company or the Subsidiaries, all consultants of the Company and the Subsidiaries, whether or not directors of the Company or the Subsidiaries, and all non-employee directors of the Company shall be eligible to participate in the Program; provided, however, that (i) only employees of the Company or the Subsidiaries may participate in the Incentive Plan, and (ii) only Independent Directors (as defined in the Independent Director Plan) may participate in the Independent Director Plan. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

          Article 5. Effective Date and Term of Program. The Program shall become effective upon its adoption by the Board of Directors and the stockholders of the Company; provided, however, that awards may be granted under the Program prior to obtaining stockholder approval of the Program so long as such awards are contingent upon such stockholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of ten years from the date the Program is adopted by the Board of Directors unless sooner terminated by the Board of Directors.

          Article 6. Adjustments. Subject to the provisions of Articles 18 and 19, in the event that the outstanding shares of Common Stock of the Company are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options, stock appreciation rights, and performance shares may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights, performance shares and stock bonuses or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

          Article 7. Termination and Amendment of Program. No options, stock appreciation rights, performance shares or stock bonuses shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option, stock appreciation right, performance share or stock bonus issued under the Program, provided, however, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or other applicable law or regulation shall be obtained prior to the effectiveness of any such amendment or revision. No amendment, suspension or termination of the Program or of any outstanding option, stock appreciation right, performance share or stock bonus shall, without the consent of the person who has received an option, stock appreciation right, performance share or stock bonus, impair any of that person's rights or obligations under any option, stock appreciation right, performance share or stock bonus granted under the Program prior to such amendment, suspension or termination without that person's written consent.

          Article 8. Privileges of Stock Ownership Notwithstanding the exercise of any options granted pursuant to the terms of the Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance objective until certificates representing the shares have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

          Article 9. Reservation of Shares of Common Stock. The Company, during the term of the Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

          Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance share, and the grant of any stock bonus under the Program, are subject to the condition that, if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option, stock appreciation right or performance share or the grant of such stock bonus or the elimination of the risk of forfeiture relating thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

          Article 11. Employment; Service as Director or Consultant. Nothing in the Program gives to any person any right to continued employment by or service as a director of or consultant to the Company or the Subsidiaries or limits in any way the right of the Company, the Subsidiaries or the Company's stockholders at any time to terminate or alter the terms of that employment or service.

          Article 12. Investment Letter; Restrictions or Obligation of the Company to Issue Securities; Restrictive Legend. Any person acquiring Common Stock or other securities of the Company pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Company stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof. The Company shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Program shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto, including those imposed by federal and state securities laws.

          Article 13. Covenant Against Competition. The Program Administrator shall have the right to condition the award to an employee of any option, stock appreciation right, performance share, or stock bonus under the Program upon the recipient's execution and delivery to the Company of an agreement not to compete with the Company during the recipient's employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

          Article 14. Rights Upon Termination. If a recipient of an award under the Program ceases to be a director of the Company or to be employed by or to provide consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, for any reason other than death or disability, then, unless any other provision of the Program provides for earlier termination:

                  (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) shall terminate immediately in the event the recipient's service or employment is terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until (i) three months after the date of termination in the case of grants under the Independent Director Plan, and (ii) 30 days after the date of termination in all other cases; provided, however, that the Program Administrator may, in its discretion, allow such options or stock appreciation rights (other than Naked Rights) to be exercised (to the extent exercisable on the date of termination) at any time within three months after the date of termination;

                  (b subject to Section 5(b) of the SAR Plan, all Naked Rights not payable on the date of termination of employment shall terminate immediately;

                  (c) all  performance share awards shall terminate immediately
          unless   the  performance  objectives  have  been  achieved  and  the performance objective period has expired; and

                  (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of termination.

          Article 15. Rights Upon Disability. If a recipient becomes disabled, within the meaning of Section 22(e)(3) of the Code, while serving as a director of the Company or while employed by or rendering consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, then, unless any other provision of the Program provides for earlier termination:

                  (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) may be exercised, to the extent exercisable on the date of termination, at any time within one year after the date of termination due to disability;

                  (b) all Naked Rights shall be fully paid by the Company as of the date of disability;

                  (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or service on the Vesting Date) shall be paid in full by the Company; all other performance shares shall terminate immediately; and

                  (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of disability.

          Article 16. Rights Upon Death of Recipient. If a recipient dies while serving as a director of the Company or while employed by or rendering consulting services to the Company or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, then, unless any other provision of the Program provides for earlier termination:

                  (a) subject to Article 21, all options or stock appreciation rights (other than Naked Rights) may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death, at any time within one year after the date of death, unless any other provision of the Program provides for earlier termination;

                  (b) all Naked Rights shall be fully paid by the Company as of the date of death;

                  (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or service on the Vesting Date) shall be paid in full by the Company; all other performance share awards shall terminate immediately; and

                  (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of death.

          Article 17. Transferability. Options and stock appreciation rights granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that (i) the Program Administrator may permit the recipient of a non-incentive stock option under the Supplemental Plan to transfer the option to a family member or a trust created for the benefit of family members and (ii) recipients of options under the Independent Director Plan may transfer such options to a family member or a trust created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the option shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the option had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law. Common Stock which represents either performance shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods or stock bonus shares prior to the time that they are no longer subject to risk of forfeiture may not be sold, pledged, assigned or transferred in any manner.

          Article 18. Change in Control. All options granted pursuant to the Independent Director Plan shall become immediately exercisable upon the occurrence of a Change in Control Event. With respect to other awards, the Program Administrator shall have the authority to provide, either at the time any option, stock appreciation right, performance share or stock bonus is granted or thereafter, that an option or stock appreciation right shall become fully exercisable upon the occurrence of a Change in Control Event or that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share or stock bonus award shall lapse upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if:

                  (a) any person, firm or corporation (other than Charles S. Brand, members of his immediate family, or any trust or other entity established for the benefit of Mr. Brand and/or members of his immediate family) acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and, immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company;

                  (b) the individuals who (i) as of the effective date of the Program constitute the Board of Directors (the "Original Directors"),
         (ii) thereafter are elected to the Board of Directors and whose election or nomination for election to the Board of Directors was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors"), or (iii) are elected to the Board of Directors and whose election or nomination for election to the Board of Directors was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board of Directors;

                  (c) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company or the Company shall consummate any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in holders of outstanding voting securities of the Company immediately prior to the transaction having Beneficial Ownership of at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

                  (d) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more in value of the total assets of the Company).

          Article 19. Mandatory Exercise. Upon the occurrence of or in anticipation of a contemplated Change in Control Event, the Company may give a holder of an option or stock appreciation right written notice requiring such person either (a) to exercise within a period of time established by the Company after receipt of the notice each option and stock appreciation right to the fullest extent exercisable at the end of that period, or (b) to surrender such option or stock appreciation right or any unexercised portion thereof. Any portion of such option or stock appreciation right which shall not have been exercised in accordance with the provisions of the Program by the end of such period shall automatically lapse irrevocably and the holder shall have no further rights thereunder.

          Article 20. Method of Exercise. Any holder of an option may exercise his or her option from time to time by giving written notice thereof to the Company at its principal office, together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Company receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Company or, if permitted by the Program Administrator, by shares of Common Stock which have been held by the optionee for at least six months, or by a combination of checks and such shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

          Article 21. Limitation. Notwithstanding any other provision of the Program, (a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors, and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant; provided, however, that any option granted under the Independent Director Plan shall, by its terms, not be exercisable more than five years after the date of grant.

          Article 22. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

          Article 23. Governing Law. The Program shall be governed by and construed in accordance with the laws of the State of Delaware.

                                     PLAN I

                                LOGIMETRICS, INC.

                           INCENTIVE STOCK OPTION PLAN


          Section 1. General. This LogiMetrics, Inc. Incentive Stock Option Plan ("Incentive Plan") is Part I of the Company's Program. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of
Section 422 of the Code. Unless any provision herein indicates to the contrary, the Incentive Plan shall be subject to the General Provisions of the Program.

          Section 2. Terms and Conditions. The Program Administrator may grant incentive stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

          Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or a Subsidiary shall expire no later than five years from the date on which the option is granted.

          Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

          Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate Fair Market Value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Company and the Subsidiaries) shall not exceed $100,000.

          Section 6. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods of employment:

                                                      Maximum Percentage of
                                                        Shares Covered by
               Period Following                         Option Which May be
                 Date of Grant                               Purchased

        Less than 12 months                                     0%
        12 months or more and less than 24 months              25%
        24 months or more and less than 36 months              50%
        36 months or more and less than 48 months              75%
        48 months or more                                     100%

                                     PLAN II

                                LOGIMETRICS, INC.

                         SUPPLEMENTAL STOCK OPTION PLAN

          Section 1. General. This LogiMetrics, Inc. Supplemental Stock Option Plan ("Supplemental Plan") is Part II of the Company's Program. Any option granted pursuant to the Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

          Section 2. Terms and Conditions. The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under the Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Supplemental Plan satisfy the requirements of the Supplemental Plan.

          Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Supplemental Plan expire later than ten years from the date on which the option is granted.

          Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Supplemental Plan shall be determined by the Program Administrator at the time of grant.

          Section 5. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant, or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator, with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods of employment or service:


                                                       Maximum Percentage of
                                                        Shares Covered by
              Period Following                         Option Which May be
                  Date of Grant                                Purchased

       Less than 12 months                                         0%
       12 months or more and less than 24 months                  25%
       24 months or more and less than 36 months                  50%
       36 months or more and less than 48 months                  75%
       48 months or more                                         100%

                                    PLAN III

                                LOGIMETRICS, INC.

                         STOCK APPRECIATION RIGHTS PLAN


          Section 1. General. This LogiMetrics, Inc. Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Company's Program.

          Section 2. Terms and Conditions. The Program Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions. Stock appreciation rights may be granted either in tandem with incentive stock options or supplemental stock options as described in Section 4 of the SAR Plan, or as naked stock appreciation rights as described in Section 5 of the SAR Plan.

          Section 3. Mode of Payment. At the discretion of the Program Administrator, payments to recipients upon exercise of stock appreciation rights may be made in (a) cash by bank check, (b) shares of Common Stock having a Fair Market Value (determined in the manner provided in Section 4 of the Incentive
Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Program Administrator, or
(d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

          Section 4. Stock Appreciation Rights in Tandem with Incentive or Supplemental Stock Options. A SAR granted in tandem with an incentive stock option or a supplemental stock option (each, an "Option") shall be on the following terms and conditions:

                  (a) Each SAR shall relate to a specific Option or portion of an Option granted under the Incentive Plan or the Supplemental Plan, as the case may be, and may be granted by the Program Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

                  (b) A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Company an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered, over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

                  (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Program Administrator may specify.

                  (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

          Section 5. Naked Stock Appreciation Rights. SARs granted by the Program Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

                  (a) The Program Administrator may award Naked Rights to recipients for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of (i) the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right, over
         (ii) the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

                  (b) Unless otherwise provided by the Program Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service:


                                                       Maximum Percentage of
                                                         Naked Rights Which
                                                         May be Purchased
                  Period Following
                    Date of Grant

         Less than 12 months                                     0%
         12 months or more and less than 24 months              25%
         24 months or more and less than 36 months              50%
         36 months or more and less than 48 months              75%
         48 months or more                                     100%



                  (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Company shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Company. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

                                     PLAN IV

                                LOGIMETRICS, INC.

                             PERFORMANCE SHARE PLAN

          Section 1. General. This LogiMetrics, Inc. Performance Share Plan ("Performance Share Plan") is Part IV of the Company's Program. Unless any provision herein indicates to the contrary, the Performance Share Plan shall be subject to the General Provisions of the Program.

          Section 2. Terms and Conditions. The Program Administrator may grant performance shares to any person eligible under Article 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or service as a consultant through the period set forth in Section 5 of this Performance Share Plan. At the time of an award of a performance share, the Program Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the performance share grant. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

          Section 3. Mode of Payment. At the discretion of the Program Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in Section 3(b) containing such terms as are approved by the Program Administrator, or (d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

          Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives shall be determined by the Program Administrator. The period may not be less than one year nor more than ten years from the date that the performance share is granted. The Program Administrator shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

          Section 5. Vesting of Performance Shares. Unless otherwise provided by the Program Administrator at the time of grant, or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator, with respect to any one or more previously granted performance shares, the Company shall pay to the recipient on the date set forth in Column 1 below ("Vesting Date") the percentage of the recipient's performance share award set forth in Column 2 below.

                 Column 1                                     Column 2
                 Vesting Date                                Percentage

          1 year from Date of Grant                              25%
          2 years from Date of Grant                             25%
          3 years from Date of Grant                             25%
          4 years from Date of Grant                             25%

                                     PLAN V

                                LOGIMETRICS, INC.

                                STOCK BONUS PLAN


          Section 1. General. This LogiMetrics, Inc. Stock Bonus Plan ("Stock Bonus Plan") is Part V of the Company's Program. Unless any provision herein indicates to the contrary, the Stock Bonus Plan shall be subject to the General Provisions of the Program.

          Section 2. Terms and Conditions. The Program Administrator may grant bonuses in the form of shares of Common Stock to any person eligible under
Article 4 of the General Provisions. Each such stock bonus shall be forfeited by the recipient in the event that the recipient's employment by or service as a director or consultant to the Company or any Subsidiary terminates within the time periods specified in Section 3 of the Stock Bonus Plan or within such other time period as the Program Administrator also may provide at the time of grant. The Program Administrator also may provide at the time of grant that the Common Stock subject to the stock bonus shall be forfeited by the recipient upon the occurrence of other events.

          Section 3. Forfeiture of Bonus Shares. Unless otherwise provided by the Program Administrator at the time of grant, or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted bonus shares, the percentage set forth in Column 2 below of shares of Common Stock issued as a stock bonus shall be forfeited and transferred back to the Company by the recipient without payment of any consideration from the Company if the recipient's employment by or service as a director or consultant to the Company or any Subsidiary is terminated for any reason during the time periods specified in Column 1 below:

                  Column 1                               Column 2
             Employment or Service                   Percentage of Bonus
                 Terminated Within                Shares Which are Forfeitable

              First 12 months after grant                   100%
              First 24 months after grant                    75%
              First 36 months after grant                    50%
              First 48 months after grant                    25%
              Beyond 48 months after grant                    0%


          Section 4. Rights as a Stockholder; Stock Certificates. A recipient shall have rights as a stockholder with respect to any shares of Common Stock received as a stock bonus represented by a stock certificate issued in his name even though all or a portion of such shares remains subject to a risk of forfeiture hereunder, except that shares subject to forfeiture shall not be transferable. Stock certificates representing such shares which remain subject to forfeiture together with a related stock power shall be held by the Company, and shall be canceled and returned to the Company's treasury if thereafter forfeited. Stock certificates representing such shares which are vested and no longer subject to forfeiture shall be delivered to the recipient.

                                     PLAN VI

                                LOGIMETRICS, INC.

                            INDEPENDENT DIRECTOR PLAN


          Section 1. General. This LogiMetrics, Inc. Independent Director Plan ("Independent Director Plan") is Part VI of the Company's Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

          Section 2. Terms and Conditions. Every year on the earlier of (i) the date of the Company's annual meeting of stockholders, and (ii) June 1, the Company shall grant to each Independent Director (as defined below) elected as a director at such annual meeting (or nominated for election as a director by the Board of Directors or any nominating committee thereof in the event that such annual meeting does not occur prior to June 1), or, in the event that the Board of Directors is divided into two or more classes, continuing or expected to continue to serve as a director of the Company following such annual meeting, an option to purchase 5,000 shares of Common Stock. As used in the Independent Director Plan, the term "Independent Director" means any member of the Board of Directors who, as of the relevant date of determination, has not been a full-time employee of the Company or any Subsidiary for at least twelve months preceding such date.

          Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Independent Director Plan shall expire five years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Independent Director Plan.

          Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Independent Director Plan shall be the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock to which the option relates.

          Section 5. Exercise of Options.

                  (a) Options granted under the Independent Director Plan shall become fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant, subject to acceleration as set forth in Article 18 of the General Provisions of Stock Compensation Program.

                  (b) Except as provided in the General Provisions of Stock Compensation Program, no option may be exercised unless the holder thereof is then a director of the Company.

                  (c) Other than as provided in the General Provisions of Stock Compensation Program, options granted under the Independent Director Plan shall not be affected by any change of duties or position so long as the holder continues to be a director of the Company.

                                LOGIMETRICS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 27, 1997

          The undersigned hereby revokes any prior proxy and appoints Norman M. Phipps and Russell J. Reardon, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the LogiMetrics, Inc. Annual Meeting of Stockholders to be held on May 27, 1997 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

          This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR each of the Proposals.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

PLEASE MARK BOXES |_| IN BLUE OR BLACK INK

1.    Election of directors.
                                                WITHHOLD AUTHORITY
FOR all nominees listed below                   to vote for all nominees listed
(except as marked to the contrary below) |_|    below    |_|

To withhold authority for any individual nominee, print that nominee's name on the space provided below.
--------------------------------------------------------------------------------

Charles S. Brand, Dr. Frank A. Brand, Jean-Francois Carreras, Alfred Mendelsohn and Norman M. Phipps

2.  Proposal to increase the authorized shares of Common Stock

For     |_|                    Against     |_|                  Abstain     |_|

3.    Proposal to adopt the LogiMetrics, Inc. 1997 Stock Compensation Program

For     |_|                    Against     |_|                  Abstain     |_|

4. Ratification of Deloitte & Touche LLP as independent public accountants for fiscal year 1997.

For     |_|                    Against     |_|                  Abstain     |_|

If you have noted an address change or comments on either side of this card, mark here: |_|

Dated: _________________________, 1997

-------------------------------------
Please sign this proxy and return it promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you attend.

Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc.

For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.


             PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.